Exhibit 10.1



                              SEVENTH AMENDMENT TO
                           NINTH AMENDED AND RESTATED
                                CREDIT AGREEMENT

     This SEVENTH AMENDMENT dated as of August 6, 2008 (this "Seventh Amendment"), to that certain NINTH AMENDED AND RESTATED CREDIT AGREEMENT, as amended (as so amended, the "Credit Agreement"), dated as of December 31, 2003, is among GULF ISLAND FABRICATION, INC., a Louisiana corporation ("Borrower"), GULF ISLAND, L.L.C., a Louisiana limited liability company, DOLPHIN SERVICES, L.L.C., a Louisiana limited liability company and successor by merger to Dolphin Services, Inc., SOUTHPORT, L.L.C., a Louisiana limited liability company and successor by merger to Southport, Inc., GULF ISLAND MINDOC COMPANY, L.L.C. (formerly Vanguard Ocean Services, L.L.C.), a Louisiana limited liability company, G. M. FABRICATORS, L.P. (formerly NEW VISION L.P.), a Texas limited Partnership, GULF MARINE FABRICATORS GENERAL PARTNER, L.L.C., (formerly NEW VISION GENERAL PARTNER, L.L.C.), a Louisiana limited liability company, and GULF MARINE FABRICATORS LIMITED PARTNER, L.L.C. (formerly NEW VISION LIMITED PARTNER, L.L.C.), a Louisiana limited liability company, as Guarantors, WHITNEY NATIONAL BANK, a national banking association ("Whitney") and JPMORGAN CHASE BANK, N.A. (successor by merger to BANK ONE, N.A., Chicago) in its individual capacity ("JPMorgan") (Whitney and JPMorgan, each a "Lender" and collectively the "Lenders") and JPMorgan, as Agent and LC Issuer.

     WHEREAS, the Borrower has requested that the Lenders to extend the Facility Termination Date under the Credit Agreement and to increase the Aggregate Commitment; and

     WHEREAS, the Lenders are agreeable thereto, on the terms and conditions set forth herein;

     NOW, THEREFORE, the parties hereto do hereby amend the Credit Agreement, all on the terms and conditions hereof and do hereby agree as follows:

         1. Unless otherwise defined herein, all defined terms used in this Seventh Amendment shall have the same meaning ascribed to such terms in the Credit Agreement.

         2. The Credit Agreement is hereby amended by amending and restating the definition of "Facility Termination Date" to read in its entirety as follows:

         "Facility Termination Date" means December 31, 2010 or any later date as may be specified as the Facility Termination Date in any amendment to this Agreement or any earlier date on which the Aggregate Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof.

         3. The Credit Agreement is hereby amended by adding a definition of "Financial Facility LC" in Article I (Definitions) in proper alpha order, reading as follows:

         "Financial Facility LC" means a Facility LC issued for the account of Borrower or any Guarantor for the purpose of insuring the performance of a contractual obligation to pay a sum of money, together with any Facility LC with a similar purpose as determined by Agent in its reasonable discretion from time to time.

         4. The Credit Agreement is hereby amended by amending and restating the provisions of Section 2.19.1 to read in its entirety as follows:

         2.19.1. Issuance. The LC Issuer hereby agrees, on the terms and conditions set forth in this Agreement, to issue standby letters of credit (each, a "Facility LC") and to renew, extend, increase, decrease or otherwise modify each Facility LC ("Modify," and each such action a "Modification"), from time to time from and including the date of this Agreement and prior to the Facility Termination Date upon the request of the Borrower for the account of the Borrower or any Subsidiary other than an Excluded Subsidiary; provided that immediately after each such Facility LC is issued or Modified (x) the Aggregate Outstanding Credit Exposure shall not exceed the Aggregate Commitment, and (y) the aggregate undrawn stated amount under all Financial Facility LCs outstanding at such time plus the aggregate unpaid amount at such time of all Reimbursement Obligations of all Financial Facility LCs shall not exceed FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00). No Facility LC shall have an expiry date later than eighteen months after to the Facility Termination Date.

         5. The Credit Agreement is hereby amended by amending and restating the provisions of Section 6.22.1 and 6.22.2 to read in their entirety as follows:

         6.22.1. Current Ratio The Borrower shall maintain a Consolidated Current Ratio of 1.25 to 1.00 or greater.

         6.22.2. Minimum Net Worth. The Borrower will at all times maintain Consolidated Net Worth of not less than the sum of (i) $200,000,000.00, plus (ii) 50% of Consolidated Net Income earned in each fiscal quarter beginning with the quarter ending March 31, 2008 (without deduction for losses), plus (iii) 100% of all net proceeds of any issuance of stock or other equity after deduction of any fees, commissions, expenses and other costs incurred in such offering.

         6. The Credit Agreement is hereby amended by increasing the Commitment of each Lender to the amount set forth below its signature to this Seventh Amendment.

         7. In order to reflect the increased Commitment of each Lender, Borrower has executed and delivered its Note to each Lender, in the forms of Exhibits A and B hereto.

         8. Except to the extent its provisions are specifically amended, modified or superseded by this Seventh Amendment, the representations, warranties and affirmative and negative covenants of the Borrower contained in the Credit Agreement are incorporated herein by reference for all purposes as if copied herein in full. The Borrower hereby restates and reaffirms each and every term and provision of the Credit Agreement, as amended, including, without limitation, all representations, warranties and affirmative and negative covenants. Except to the extent its provisions are specifically amended, modified or superseded by this Seventh Amendment, the Credit Agreement, as amended, and all terms and provisions thereof shall remain in full force and effect, and the same in all respects are confirmed and approved by the parties hereto.

         9. Borrower and each Guarantor acknowledge and agree that this Seventh Amendment shall not be considered a novation or a new contract. Borrower and each Guarantor acknowledge that all existing rights, titles, powers, Liens, security interests and estates in favor of the Lenders constitute valid and existing obligations and Liens and security interests as against the Collateral in favor of the Agent for the benefit of the Lenders. Borrower and each Guarantor confirm and agree that (a) neither the execution of this Seventh Amendment nor the consummation of the transactions described herein shall in any way effect, impair or limit the covenants, liabilities, obligations and duties of the Borrower and each Guarantor under the Loan Documents, and (b) the obligations evidenced and secured by the Loan Documents continue in full force and effect. Each Guarantor hereby further confirms that it unconditionally guarantees to the extent set forth in the Guaranty the due and punctual payment and performance of any and all amounts and obligations owed the Borrower under the Credit Agreement or the other Loan Documents, including, but not limited to, the increased Commitments of each Lender as set forth in this Seventh Amendment.

         10. Borrower and each Guarantor that has executed or is executing any mortgage, security agreement, pledge, or other security device as security for the obligations under the Credit Agreement hereby acknowledges and affirms that such security remains in effect for the Obligations. Further, Borrower and each Guarantor agree to execute such amendments, modifications, and additions as may be requested by Agent from time to time.

         11.  This  Seventh   Amendment   may  be  executed  in  any  number  of
     counterparts and all of such counterparts taken together shaft be deemed to constitute one and the same instrument.

         12. THIS SEVENTH AMENDMENT AND THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF LOUISIANA, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

     IN WITNESS WHEREOF, the Borrower, the Guarantors, the Lenders, the LC Issuer and the Agent have executed this Seventh Amendment as of the date first above written.


                                   BORROWER:

                                   GULF ISLAND FABRICATION, INC.


                                   By: /s/ Kerry J. Chauvin
                                       ------------------------------------
                                       Kerry J. Chauvin, President & CEO


                                   GUARANTORS:

                                   GULF ISLAND, L.L.C.


                                   By: /s/ William G. Blanchard
                                       ------------------------------------
                                       William G. Blanchard, President & CEO


                                   DOLPHIN SERVICES, L.L.C.,
                                   successor by merger to Dolphin Services, Inc.


                                   By: /s/ William J. Fromenthal
                                       ------------------------------------
                                       William J. Fromenthal, President & CEO


                                   SOUTHPORT, L.L.C.


                                   By: /s/ William G. Blanchard
                                   ----------------------------------------
                                       William G. Blanchard, President & CEO

                                   GULF ISLAND MINDOC COMPANY, L.L.C.


                                   By: /s/ Kerry J. Chauvin
                                       -----------------------------------------
                                       Kerry J. Chauvin, Manager


                                   G. M. FABRICATORS, L.P.
                                   (formerly NEW VISION, L.P.)

                                   By: Gulf Marine Fabricators General Partner,
                                       L.L.C.

                                   By: /s/ Kerry J. Chauvin
                                       -----------------------------------------
                                       Kerry J. Chauvin, Manager


                                   GULF MARINE FABRICATORS GENERAL PARTNER, LLC
                                   (Formerly NEW VISION GENERAL PARTNER, L.L.C.)


                                   By: /s/ Kerry J. Chauvin
                                       -----------------------------------------
                                       Kerry J. Chauvin, Manager


                                   GULF MARINE FABRICATORS LIMITED
                                   PARTNER, LLC
                                   (Formerly NEW VISION LIMITED PARTNER, L.L.C.)


                                   By: /s/ Kerry J. Chauvin
                                       -----------------------------------------
                                       Kerry J. Chauvin, Manager

                                   LENDERS:

                                   JPMORGAN CHASE BANK, N.A.,
                                   Successor by merger to Bank One, NA, Chicago
                                   Individually, as LC Issuer, and as Agent


                                   By: /s/ J. Charles Freel
                                       -----------------------------------------
                                       J. Charles Freel, Senior Vice President




Commitment: $30,000,000.00

                                   WHITNEY NATIONAL BANK


                                   By: /s/ Josh J. Jones
                                       -----------------------------------------
                                       Josh J. Jones, Assistant Vice President


Commitment: $30,000,000.00